Exhibit 10-s-2

ROCKWELL COLLINS, INC.

NON-EMPLOYEE DIRECTOR
RESTRICTED STOCK UNIT DEFERRAL FORM
ELECTION TO DEFER FUTURE RESTRICTED STOCK UNITS

To: [Non-Employee Director]

If you wish to defer restricted stock units that may be granted to you by Rockwell Collins, Inc. (the “Company”) under the [2015] Long-Term Incentives Plan for services you provide in calendar year [2017] (“[2017] RSUs”), please make your election as described below. Absent an election to defer, the [2017] RSUs, together with any additional RSUs that are credited to you when the Company pays dividends, will be distributed to you, when you cease to serve on the Board of Directors for any reason (the “termination of your directorship”) or upon a change in control, whichever occurs first. This election permits you to defer receipt of your [2017] RSUs beyond termination of your directorship but not beyond a change in control or death. You are under no obligation to defer your [2017] RSUs.

The following rules will apply to your deferral of [2017] RSUs:

•
A signed copy of this form must be received by the Company no later than [December 15, 2016]. Your deferral election will become irrevocable five days after its receipt by the Company. Please send your deferral election to Bob Perna. A stamped envelope is enclosed for your convenience.

•
If the termination of your directorship occurs by reason of your death, no deferral of RSUs will occur. Further, if your death occurs after the termination of your directorship and you have deferred RSUs, any undistributed RSUs will be distributed to your beneficiary (or your estate if no beneficiary has been designated) as soon as practicable (and in all cases by December 31st of the calendar year following the calendar year in which your death occurs).

•
If a change in control occurs before the termination of your directorship, no deferral of RSUs will occur. Further, if a change in control occurs after the termination of your directorship and you have deferred RSUs, any undistributed RSUs will be distributed upon the change in control.

To defer the distribution of your [2017] RSUs beyond termination of your directorship, please circle the applicable letters below. Any deferral will be rounded to the nearest whole number of RSUs.

I elect to defer the following percentage of my [2017] RSUs (circle the applicable letter):

A.	25%

B.	50%

C.	75%

D.	100%

I elect to receive my deferred RSUs (circle the applicable letter and fill in the applicable election):

A.
In one installment, with such installment to be paid within the first sixty (60) days of the calendar year following the calendar year in which occurs the ____ (insert a number from 2 to 5) anniversary of the termination of my directorship.

B.
In up to ___ (insert a number from 2 to 10) annual installments. The first installment will be distributed within the first sixty (60) days of the calendar year following the calendar year in which occurs the termination of my directorship. Each subsequent annual installment will occur within such sixty (60) day period each year. Each annual installment will be calculated by multiplying the balance of the deferred RSUs by a fraction. The numerator of the fraction will be one and the denominator of the fraction will be the remaining number of annual installments.

The Company shall have the sole discretion to revise the terms of this deferral form, the procedures for making this election or any change, to the extent the Company determines it is helpful or appropriate to comply with applicable law.

_______________________________
[Non-Employee Director Name]

_______________________________
[Signature]

________________________________
[Date]

ROCKWELL COLLINS, INC.

NON-EMPLOYEE DIRECTOR
RESTRICTED STOCK UNIT DEFERRAL FORM
ELECTION TO DEFER PREVIOUSLY GRANTED RESTRICTED STOCK UNITS

To: [Non-Employee Director]

Currently, you are the holder of ____________ [Insert number of RSUs director holds] restricted stock units (“RSUs”) that were previously granted to you by Rockwell Collins, Inc. (the “Company”) under its [2006 Long-Term Incentives Plan and/or 2015] Long-Term Incentives Plan in calendar year [2016] or before. Absent an election to defer, these RSUs, together with any additional RSUs that are credited to you when the Company pays dividends, will be distributed to you, as described in your RSU award terms and conditions, when you cease to serve on the Board of Directors for any reason (the “termination of your directorship”) or upon a change in control, whichever occurs first. This election permits you to defer receipt of your previously granted RSUs beyond termination of your directorship but not beyond a change in control or death. You are under no obligation to defer any RSUs.

The following rules will apply to your deferral of previously granted RSUs:

•
A signed copy of this form must be received by the Company no later than [December 15, 2016]. Your deferral election will become irrevocable five days after its receipt by the Company. Please send your deferral election to Bob Perna. A stamped envelope is enclosed for your convenience.

•
As required by Section 409A of the Internal Revenue Code, (1) your deferral election will not be given effect until twelve months and one day after the date upon which it becomes irrevocable (e.g., if your directorship terminates before this period expires your deferral will not occur) and (2) you may not receive any RSUs you defer pursuant to this election until a date that is no less than five years after the date upon which payment would be made as a result of the termination of your directorship occurs, except in the case of death or change in control as noted below.

•
If the termination of your directorship occurs by reason of your death, no deferral of RSUs will occur. Further, if your death occurs after the termination of your directorship and you have deferred RSUs, any undistributed RSUs will be distributed to your beneficiary (or your estate if no beneficiary has been designated) as soon as practicable (and in all cases by December 31st of the calendar year following the calendar year in which your death occurs).

•
If a change in control occurs before the termination of your directorship, no deferral of RSUs will occur. Further, if a change in control occurs after the termination of your directorship and you have deferred RSUs, any undistributed RSUs will be distributed upon the change in control.

To defer the distribution of your previously granted RSUs beyond termination of your directorship, please circle the applicable letters below. Any deferral will be rounded to the nearest whole number of RSUs.

I elect to defer the following percentage of my previously granted RSUs (circle the applicable letter):

A.	25%

B.	50%

C.	75%

D.	100%

I elect to receive my deferred RSUs (circle the applicable letter and fill in the applicable election, if applicable):

A.
In one installment, with such installment to be paid within the first sixty (60) days of the calendar year following the calendar year in which occurs the fifth anniversary of the termination of my directorship.

B.
In up to ___ (insert a number from 2 to 10) annual installments. The first installment will be distributed within the first sixty (60) days of the calendar year following the calendar year in which occurs the fifth anniversary of the termination of my directorship. Each subsequent annual installment will occur within such sixty (60) day period each year. Each annual installment will be calculated by multiplying the balance of the deferred RSUs by a fraction. The numerator of the fraction will be one and the denominator of the fraction will be the remaining number of annual installments.

The Company shall have the sole discretion to revise the terms of this deferral form, the procedures for making this election or any change, to the extent the Company determines it is helpful or appropriate to comply with applicable law.

_______________________________
[Non-Employee Director Name]

_______________________________
[Signature]

________________________________
[Date]